               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Original Report: June 15, 2001


                              APPLE SUITES, INC.
            (Exact name of registrant as specified in its charter)

                Virginia                     000-30491          54-1933472
       (State or other jurisdiction         (Commission      (I.R.S. Employer
            of incorporation)               File Number)  Identification Number)


     9 North Third Street, Richmond, VA                           23219
  (Address of principal executive offices)                      (Zip Code)

                                (804) 643-4964
             (Registrant's telephone number, including area code)


     Apple Suites, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated June 15 (filed July 2, 2001) as follows:


Item 7.  Financial Statements and Exhibits

        (Exhibits are to be filed by amendment as soon as practicable)

     a.  Financial Statements of Businesses Acquired

     Hotel in Buckhead, Georgia

          Independent Auditors' Report
          Balance Sheet - December 31, 2000
          Statement of Members' Equity - Year Ended December 31, 2000 Statement of Income - Year Ended December 31, 2000
          Statement of Cash Flows - Year Ended December 31, 2000
          Notes to the Financial Statements

          Independent Accountants' Compilation Report
          Balance Sheet (unaudited) - March 31, 2000
          Statement of Members' Equity (unaudited) - January 1, 2001 through
              March 31, 2001
          Statement of Income (unaudited) - January 1, 2001 through March 31,
              2001
          Statement of Cash Flows (unaudited) - January 1, 2001 through March
              31, 2001
          Notes to the Financial Statements (unaudited)

     Hotel in Chesterfiled, Missouri and Hotel in Beaverton, Oregon

          Independent Auditors' Report
          Combined Balance Sheet - December 31, 2000
          Combined Statement of Shareholders' Equity - Year Ended December 31,
              2000
          Combined Statement of Operations - Year Ended December 31, 2000 Combined Statement of Cash Flows - Year Ended December 31, 2000 Notes to the Combined Financial Statements

          Independent Accountants' Compilation Report
          Combined Balance Sheet (unaudited) - May 31, 2000
          Combined Statement of Shareholders' Equity (unaudited) - January 1,
              2001 through May 31, 2001
          Combined Statement of Income (unaudited) - January 1, 2001 through May
              31, 2001
          Combined Statement of Cash Flows (unaudited) - January 1, 2001 through
              May 31, 2001
          Notes to the Financial Statements (unaudited)


     b. Pro Forma Financial Information (for Apple Suites, Inc.)

          Pro Forma Condensed Consolidated Statements of Operations (unaudited)
              - Year Ended December 31, 2000 and the Six Months Ended June 30, 2001
          Notes to Pro Forma Financial Statements (unaudited)

                     [LETTERHEAD OF L.P. MARTIN & COMPANY]


                         Independent Auditors' Report
                         ----------------------------


Apple Suites, Inc.
Richmond, Virginia

     We have audited the accompanying balance sheet of the Homewood Suites Hotel at Buckhead (described in Note 1) as of December 31, 2000, and the related statements of income, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Homewood Suites Hotel at Buckhead.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Homewood Suites Hotel at Buckhead as of December 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                      /s/ L.P. Martin & Co, P.C.


June 25, 2001

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                                 BALANCE SHEET
                                 -------------

                               DECEMBER 31, 2000
                               -----------------

                                     ASSETS
                                     ======

CURRENT ASSETS
--------------
   Cash                                                         $       310,612
   Accounts Receivable - Trade                                           28,637
   Prepaids and Other                                                    14,352
                                                                ---------------




           TOTAL CURRENT ASSETS                                         353,601
                                                                ---------------

INVESTMENT IN HOTEL PROPERTIES
------------------------------
   Land and Improvements                                              1,995,980
   Buildings and Improvements                                         5,474,583
   Furniture, Fixtures and Equipment                                  1,410,725
                                                                ---------------

           TOTAL                                                      8,881,288
   Less:  Accumulated Depreciation                                     (896,468)
                                                                ---------------

           NET INVESTMENT IN HOTEL PROPERTIES                         7,984,820
                                                                ---------------

OTHER ASSETS
------------
   Loan Costs, Net                                                          371
   Other                                                                    479
                                                                ---------------

           TOTAL OTHER ASSETS                                               850
                                                                ---------------

           TOTAL ASSETS                                         $     8,339,271
                                                                ===============

The accompanying notes are an integral part of this financial statement.

                        LIABILITIES AND MEMBERS' EQUITY
                        -------------------------------

CURRENT LIABILITIES
-------------------
   Mortgage Payable                                              $     7,620,863
   Note Payable                                                            6,833
   Accounts Payable                                                       94,925
   Accrued Interest                                                       61,170
   Accrued Expenses - Other                                               25,205
   Due to Affiliate                                                       30,250
                                                                 ---------------

           TOTAL CURRENT LIABILITIES                                   7,839,246
                                                                 ---------------

MEMBERS' EQUITY                                                          500,025
                                                                 ---------------


           TOTAL LIABILITIES AND MEMBERS' EQUITY                 $     8,339,271
                                                                 ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                         STATEMENT OF MEMBERS' EQUITY
                         ----------------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------



Balance, January 1, 2000                                 $       446,502

Net Income                                                       353,523

Equity Distributions                                            (300,000)
                                                         ---------------

Balance, December 31, 2000                               $       500,025
                                                         ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                              STATEMENT OF INCOME
                              -------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------



GROSS OPERATING REVENUE
-----------------------
   Suite Revenue                                               $     3,053,234
   Other Customer Revenue                                               92,704
                                                               ---------------

           TOTAL REVENUE                                             3,145,938
                                                               ---------------

EXPENSES
--------
   Property and Operating                                            1,107,095
   General and Administrative                                           65,871
   Advertising and Promotion                                           142,114
   Utilities                                                           103,308
   Real Estate and Personal Property Taxes,
     and Property Insurance                                            146,659
   Depreciation and Amortization                                       282,101
   Franchise and Management Fees                                       256,705
   Mortgage Interest                                                   688,562
                                                               ---------------

           TOTAL EXPENSES                                            2,792,415
                                                               ---------------

           NET INCOME                                          $       353,523
                                                               ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                            STATEMENT OF CASH FLOWS
                            -----------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------

CASH FLOWS FROM (TO) OPERATING ACTIVITIES
-----------------------------------------
   Net Income                                                  $    353,523
                                                               ------------
   Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:
       Depreciation                                                 279,625
       Amortization                                                   2,476
       Change In:
         Accounts Receivable - Trade                                (19,941)
         Prepaids and Other Current Assets                          (10,736)
         Accounts Payable                                            33,833
         Due to Affiliate                                            30,250
         Accrued Expenses - Other                                   (10,571)
                                                               ------------

     Net Adjustments                                                304,936
                                                               ------------

           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                             658,459
                                                               ------------

CASH FLOWS TO INVESTING ACTIVITIES
----------------------------------
   Purchase of Furniture, Fixtures and Equipment                    (96,191)
                                                               ------------

CASH FLOWS TO FINANCING ACTIVITIES
----------------------------------
   Equity Distributions                                            (300,000)
   Mortgage Principal Curtailment                                  (163,976)
   Note Payable Principal Curtailment                                (7,483)
                                                               ------------

           NET CASH FLOWS TO FINANCING ACTIVITIES                  (471,459)
                                                               ------------

           NET INCREASE IN CASH                                      90,809

           CASH, BEGINNING OF YEAR                                  219,803
                                                               ------------

           CASH, END OF YEAR                                   $    310,612
                                                               ============

SUPPLEMENTAL DISCLOSURES:
------------------------
   Interest Paid                                               $    687,564
                                                               ============


The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                       NOTES TO THE FINANCIAL STATEMENTS
                       ---------------------------------

                               DECEMBER 31, 2000
                               -----------------

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

The Homewood Suites Hotel at Buckhead is a 92 suite hotel located at 3566 Piedmont Road in Atlanta, Georgia. The Hotel, which has been in operation since 1997, was owned by NSM - Buckhead Hotel, L.L.C., a Georgia limited liability company, during the financial statement period.

The Hotel specializes in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, a 24 hour on-site convenience store and grocery shopping services.

Economic conditions in Atlanta impact the Hotel's revenues and ability to collect accounts receivable.

On April 26, 2001, the Hotel was sold to Apple Suites, Inc. Apple Suites, Inc. is a real estate investment trust established to acquire equity interests in hotel properties. The financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------

Estimates - The preparation of financial statements in accordance with generally
---------
accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates.

Property - The Hotel property is recorded at cost. Depreciation has been
--------
recorded by the straight-line method using the following lives:

   Buildings and Improvements                                 40 Years
   Furniture, Fixtures and Equipment                          5-10 Years

Major renewals, betterments and improvements are capitalized, while ongoing maintenance and repairs are expensed as incurred. Building costs include interest, financing costs and real estate taxes capitalized during the construction period.

(Continued)

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                       NOTES TO THE FINANCIAL STATEMENTS
                       ---------------------------------

                               DECEMBER 31, 2000
                               -----------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, (Continued)
----------------------------------------

Annually, management reviews the carrying values and remaining depreciable lives of the Hotel property and related assets. Adjustments are made to reduce carrying values to net realizable amounts if so indicated.

Accounts Receivable - Management believes all accounts receivable - trade are
-------------------
fully collectable. Accordingly, an allowance for doubtful accounts has not been recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three
----
months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.
-----------

Inventories - The Hotel maintains supplies of room linens and food and
-----------
beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

Loan Costs - Loan costs are amortized by the straight-line method over the terms
----------
of the applicable loans.

NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

During 2000, the following licensor and owner affiliate fees were expensed.

                                                                     Total
Fee Type                             Basis for Determination        Expense
--------                             -----------------------        -------

Accounting Fees                      $350 per month                 $    4,200
Corporate Advertising, Training
  and Reservations                   4% of Net Suite Revenue           125,379
Franchise Fees                       4% of Net Suite Revenue           130,183
Management Fees                      4% of Total Revenue               126,522

The due to affiliate balance represents various insurance premiums paid on behalf of the Hotel by Noble Investment Group. The advances are non interest bearing and are expected to be repaid in the current year.

(Continued)

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                       NOTES TO THE FINANCIAL STATEMENTS
                       ---------------------------------

                               DECEMBER 31, 2000
                               -----------------

NOTE 4 - CONCENTRATIONS OF CREDIT RISK
--------------------------------------

At December 31, 2000, financial instruments that subject the Hotel to concentrations of credit risk consist of cash deposits in a single financial institution which exceed maximum amounts insurable by FDIC by $298,353.

NOTE 5 - MORTGAGE AND NOTE PAYABLE
----------------------------------

The original construction loan was refinanced with a permanent loan from Wachovia Bank on March 10, 1998. The note in the face principal amount of $9,000,000, of which advances were limited to $8,000,000, initially required monthly payments of interest only through August 1998. Commencing September 1, 1998 and continuing through the first day of the calendar month in which maturity occurred, the note required monthly payments based on a 240 month amortization period in an amount sufficient to fully amortize the debt assuming on interest rate of 8 1/2%. The note bore interest at a rate of 2.5% above the monthly libor interest rate (9.3213% at December 31, 2000).

The note was secured by a deed of trust on the Hotel's real estate and by the personal guarantees of the limited liability company members.

The note was schedule to mature on February 20, 2001. The maturity date was extended until April 26, 2001 when the outstanding balance was paid with proceeds form the sale of the Hotel property.

At December 31, 2000, the Hotel also had an installment note payable to Wachovia Bank in the amount of $6,833. The note bore interest at 6.5 percent and was payable in 36 installments of $624. The note was secured by a vehicle. The entire balance was paid in January, 2001.

NOTE 6 - INCOME TAXES
---------------------

The owner operates as a limited liability company. Income and losses of a limited liability company are passed through to the owners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

NOTE 7 - PROFIT SHARING PLAN
----------------------------

The owner maintains a deferred profit sharing plan covering substantially all employees who have attained an age of 18 and at least one half year of service. Participants are fully vested after 5 years of service. Participants may make elective deferrals of up to fifteen percent of eligible compensation. The owner can make a discretionary match. Expense associated with the plan totaled $2,306 in 2000.

                     [LETTERHEAD OF L.P. MARTIN & COMPANY]


                  Independent Accountants' Compilation Report
                  -------------------------------------------

Apple Suites, Inc.
Richmond, Virginia

         We have compiled the accompanying balance sheet of the Homewood Suites Hotel at Buckhead (described in Note 1) as of March 31, 2001, and the related statements of income, members' equity and cash flows for the period January 1, 2001 through March 31, 2001, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Homewood Suites Hotel at Buckhead.

         A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                                                   /s/ L.P. Martin & Co, P.C.

June 25, 2001

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                            BALANCE SHEET (UNAUDITED)
                            ------------------------

                                MARCH 31, 2001
                                --------------

               (See Independent Accountants' Compilation Report)


                                    ASSETS
                                    ======


CURRENT ASSETS
--------------
  Cash                                                        $    399,497
  Accounts Receivable - Trade                                       19,171
  Prepaids and Other                                                 9,256
                                                              ------------


           TOTAL CURRENT ASSETS                                    427,924
                                                              ------------

INVESTMENT IN HOTEL PROPERTIES
------------------------------
  Land and Improvements                                          1,995,980
  Buildings and Improvements                                     5,474,583
  Furniture, Fixtures and Equipment                              1,414,930
                                                              ------------

           TOTAL                                                 8,885,493
  Less:  Accumulated Depreciation                                 (944,204)
                                                              ------------

           NET INVESTMENT IN HOTEL PROPERTIES                    7,941,289
                                                              ------------

OTHER ASSETS                                                           417
                                                              ------------

           TOTAL ASSETS                                       $  8,369,630
                                                              ============

The accompanying notes are an integral part of this financial statement.

                        LIABILITIES AND MEMBERS' EQUITY
                        -------------------------------


CURRENT LIABILITIES
-------------------
  Mortgage Payable                                          $  7,594,521
  Accounts Payable                                                80,606
  Accrued Interest                                                28,603
  Accrued Expenses - Other                                        63,520
                                                            ------------

           TOTAL CURRENT LIABILITIES                           7,767,250
                                                            ------------

MEMBERS' EQUITY                                                  602,380
                                                            ------------


           TOTAL LIABILITIES AND MEMBERS'
              EQUITY                                        $  8,369,630
                                                            ============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                    STATEMENT OF MEMBERS' EQUITY (UNAUDITED)
                    ----------------------------------------

             FOR THE PERIOD JANUARY 1, 2001 THROUGH MARCH 31,2001
             ----------------------------------------------------

               (See Independent Accountants' Compilation Report)


Balance, January 1, 2001                    $       500,025

Net Income                                          132,355

Equity Distributions                                (30,000)
                                            ---------------

Balance, March 31, 2001                     $       602,380
                                            ===============


The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                         STATEMENT OF INCOME (UNAUDITED)
                         -------------------------------

             FOR THE PERIOD JANUARY 1, 2001 THROUGH MARCH 31, 2001
             -----------------------------------------------------

               (See Independent Accountants' Compilation Report)



GROSS OPERATING REVENUE
-----------------------
   Suite Revenue                                              $       727,963
   Other Customer Revenue                                              28,298
                                                              ---------------

           TOTAL REVENUE                                              756,261
                                                              ---------------

EXPENSES
--------
   Property and Operating                                             278,447
   General and Administrative                                          15,615
   Advertising and Promotion                                           15,550
   Utilities                                                           25,447
   Real Estate and Personal Property Taxes,
     and Property Insurance                                            37,880
   Depreciation and Amortization                                       48,169
   Franchise and Management Fees                                       61,497
   Mortgage Interest                                                  141,301
                                                              ---------------

           TOTAL EXPENSES                                             623,906
                                                              ---------------

           NET INCOME                                         $       132,355
                                                              ===============


The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                       STATEMENT OF CASH FLOWS (UNAUDITED)
                       -----------------------------------

             FOR THE PERIOD JANUARY 1, 2001 THROUGH MARCH 31, 2001
             -----------------------------------------------------

               (See Independent Accountants' Compilation Report)


CASH FLOWS FROM (TO) OPERATING ACTIVITIES
-----------------------------------------
   Net Income                                                      $    132,355
                                                                   ------------
   Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:
       Depreciation                                                      47,736
       Amortization                                                         433
       Change In:
         Accounts Receivable                                              9,466
         Prepaids and Other Current Assets                                5,096
         Accounts Payable                                               (14,319)
         Accrued Interest                                               (32,567)
         Accrued Expenses - Other                                        38,315
         Due to Affiliate                                               (30,250)
                                                                   ------------

     Net Adjustments                                                     23,910
                                                                   ------------

           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                                 156,265
                                                                   ------------

CASH FLOWS TO INVESTING ACTIVITIES
----------------------------------
   Purchase of Furniture, Fixtures and Equipment                         (4,205)
                                                                   ------------

CASH FLOWS TO FINANCING ACTIVITIES
----------------------------------
   Equity Distributions                                                 (30,000)
   Mortgage Principal Curtailment                                       (26,342)
   Note Principal Curtailment                                            (6,833)
                                                                   ------------


           NET CASH FLOWS TO FINANCING ACTIVITIES                       (63,175)
                                                                   ------------

           NET INCREASE IN CASH                                          88,885

           CASH, JANUARY 1, 2001                                        310,612
                                                                   ------------

           CASH, MARCH 31, 2001                                    $    399,497
                                                                   ============

SUPPLEMENTAL DISCLOSURES:
------------------------
   Interest Paid                                                   $    173,868
                                                                   ============


The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
                  --------------------------------------------

                                MARCH 31, 2001
                                --------------

               (See Independent Accountants' Compilation Report)

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

The Homewood Suites Hotel at Buckhead is a 92 suite hotel located at 3566 Piedmont Road in Atlanta, Georgia. The Hotel, which has been in operation since 1997, was owned by NSM - Buckhead, Hotel L.L.C., a Georgia limited liability company, during the financial statement period.

The Hotel specializes in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, a 24 hour on-site convenience store and grocery shopping services.

Economic conditions in Atlanta impact the Hotel's revenues and ability to collect accounts receivable.

On April 26, 2001, the Hotel was sold to Apple Suites, Inc. Apple Suites, Inc. is a real estate investment trust established to acquire equity interests in hotel properties. The financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

Estimates - The preparation of financial statements in accordance with generally
---------
accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates

Property - The Hotel property is recorded at cost. Depreciation has been
--------
recorded by the straight-line method using the following lives:

   Buildings and Improvements                                    40 Years
   Furniture, Fixtures and Equipment                             5-10 Years

Major renewals, betterments and improvements are capitalized, while ongoing maintenance and repairs are expensed as incurred. Building costs include interest, financing costs and real estate taxes capitalized during the construction period.


(Continued)

                        HOMEWOOD SUITES HOTEL AT BUCKHEAD
                        ---------------------------------

                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------

                                 MARCH 31, 2001
                                 --------------

                (See Independent Accountants' Compilation Report)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, Continued
---------------------------------------------------

Annually, management reviews the carrying values and remaining depreciable lives of the Hotel property and related assets. Adjustments are made to reduce carrying values to net realizable amounts if so indicated.

In February, 2001, the owner identified the hotel property as held for disposal. In accordance with Statement of Financial Accounting Standards Number 121, management discontinued depreciating the Hotel's assets at this time. Accordingly, the current period financial statements only include two months depreciation expense. Sales proceeds received from the sale of this hotel on April 26, 2001 exceed the net carrying value of the hotel property as shown in these financial statements.

Accounts Receivable - Management believes all accounts receivable - trade are
-------------------
fully collectable. Accordingly, an allowance for doubtful accounts has not been recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three
----
months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.
-----------

Inventories - The Hotel maintains supplies of room linens and food and
-----------
beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

Loan Costs - Loan costs are amortized by the straight-line method over the terms
----------
of the applicable loans.

NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

During the three month period ended March 31, 2001, the following licensor and owner affiliate fees were expensed.

                                                                  Total
Fee Type                 Basis for Determination                 Expense
--------                 -----------------------                 -------
Accounting Fees          $350 per month                      $        1,050
Corporate Advertising,
   Training and
   Reservations          Percentage of Net Suite Revenue     $       12,459
Franchise Fees           4% of Net Suite Revenue             $       31,093
Management Fees          4% of Total Revenue                 $       30,404

(Continued)

                       HOMEWOOD SUITES HOTEL AT BUCKHEAD
                       ---------------------------------

                       NOTES TO THE FINANCIAL STATEMENTS
                       ---------------------------------

                                MARCH 31, 2001
                                --------------

               (See Independent Accountants' Compilation Report)

NOTE 4 - CONCENTRATIONS OF CREDIT RISK
--------------------------------------

At December 31, 2000, financial instruments that subject the Hotel to concentrations of credit risk consist of cash deposits in a single financial institution which exceed maximum amounts insurable by FDIC by $297,297.

NOTE 5 - MORTGAGE AND NOTE PAYABLE
----------------------------------

The original construction loan was refinanced with a permanent loan from Wachovia Bank on March 10, 1998. The note in the face principal amount of $9,000,000 of which advances were limited to $8,000,000, initially required monthly payments of interest only through August 1998. Commencing September 1, 1998 and continuing through the first day of the calendar month in which maturity occurred, the note required monthly payments based on a 240-month amortization period in an amount sufficient to fully amortize the debt assuming an interest rate of 8 1/2%. The note bore interest of a rate of 2.5% above the monthly libor interest rate (9.3213% at December 31, 2000).

The note was secured by a deed of trust on the Hotel's real estate and by the personal guarantees of the limited liability company members.

The note was scheduled to mature on February 20, 2001. The maturity date was extended until April 26, 2001 when the outstanding balance was paid with proceeds from the sale of the hotel property.

NOTE 6 - INCOME TAXES
---------------------

The owner operates as a limited liability company. Income and losses of a limited liability company are passed through to the owners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

NOTE 7 - PROFIT SHARING PLAN
----------------------------
The owner maintains a deferred profit sharing plan covering substantially all employees who have attained an age of 18 and at least one half year of service. Participants are fully vested after 5 years of service. Participants may make elective deferrals of up to fifteen percent of eligible compensation. The owner can make a discretionary match. Expense associated with the plan totaled $480 during the period January 1, 2001 through March 31, 2001.

                     [LETTERHEAD OF L.P. MARTIN & COMPANY]


                         Independent Auditors' Report


Apple Suites, Inc.
Richmond, Virginia

         We have audited the accompanying combined balance sheet of the Homewood Suites Acquisition Hotels (described in Note 1) as of December 31, 2000, and the related combined statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the hotels. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Homewood Suites Acquisition Hotels.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Homewood Suites Acquisition Hotels as of December 31, 2000, and the combined results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

                                      /s/ L.P. Martin & Co, P.C.


July 12, 2001

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                            COMBINED BALANCE SHEET
                            ----------------------

                               DECEMBER 31, 2000
                               -----------------

                                    ASSETS
                                    ======


CURRENT ASSETS
--------------
   Cash                                                          $      117,014
   Accounts Receivable, Net                                             170,324
   Prepaids and Other                                                    24,526
                                                                 --------------

           TOTAL CURRENT ASSETS                                         311,864
                                                                 --------------

INVESTMENT IN HOTEL PROPERTIES
------------------------------
   Land and Improvements                                              3,334,342
   Buildings and Improvements                                        16,769,931
   Furniture, Fixtures and Equipment                                  2,984,725
                                                                 --------------

           TOTAL                                                     23,088,998
   Less:  Accumulated Depreciation                                   (1,445,976)
                                                                 --------------

           NET INVESTMENT IN HOTEL PROPERTIES                        21,643,022
                                                                 --------------

           TOTAL ASSETS                                          $   21,954,886
                                                                 ==============



The accompanying notes are an integral part of this financial statement.

                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------


CURRENT LIABILITIES
-------------------
   Accounts Payable                                              $        8,324
   Accrued Taxes                                                         65,046
   Accrued Expenses - Other                                             103,963
                                                                 --------------

           TOTAL CURRENT LIABILITIES                                    177,333
                                                                 --------------



SHAREHOLDERS' EQUITY
--------------------
   Contributed Capital                                               23,458,911
   Accumulated Deficit                                               (1,681,358)
                                                                 --------------

           TOTAL SHAREHOLDERS' EQUITY                                21,777,553
                                                                 --------------


           TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY                                             $   21,954,886
                                                                 ==============

The accompanying notes are an integral part of this financial statement.

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                  COMBINED STATEMENT OF SHAREHOLDERS' EQUITY
                  ------------------------------------------

                          YEAR ENDED DECEMBER 31, 2000
                          ----------------------------

                                                                                        Total
                                         Contributed           Accumulated           Shareholders'
                                           Capital               Deficit               Equity
                                       ---------------       ---------------       ---------------
Balances, January 1, 2000              $    12,111,066       $       107,909       $    12,218,975

Net Loss                                             -            (1,789,267)           (1,789,267)

Capital Contributions, Net                  11,347,845                     -            11,347,845
                                       ---------------       ---------------       ---------------

Balances, December 31, 2000            $    23,458,911       $    (1,681,358)      $    21,777,553
                                       ===============       ===============       ===============





The accompanying notes are an integral part of this financial statement.

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                       COMBINED STATEMENT OF OPERATIONS
                       --------------------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------


GROSS OPERATING REVENUE
-----------------------
   Suite Revenue                                             $     4,970,354
   Other Customer Revenue                                            415,745
                                                             ---------------

           TOTAL REVENUE                                           5,386,099
                                                             ---------------

EXPENSES
--------
   Property and Operating                                          2,336,736
   General and Administrative                                        119,867
   Advertising and Promotion                                         301,270
   Utilities                                                         194,202
   Real Estate and Personal Property Taxes,
     and Property Insurance                                          331,794
   Depreciation                                                    1,197,441
   Franchise and Management Fees                                     360,397
   Pre-Opening Expenses                                              322,525
   Loss on Impairment of Hotel Property                            2,011,134
                                                             ---------------

           TOTAL EXPENSES                                          7,175,366
                                                             ---------------

           NET LOSS                                          $    (1,789,267)
                                                             ===============




The accompanying notes are an integral part of this financial statement.

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                       COMBINED STATEMENT OF CASH FLOWS
                       --------------------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------



CASH FLOWS FROM (TO) OPERATING ACTIVITIES
-----------------------------------------
   Net Loss                                             $       (1,789,267)
                                                        ------------------
   Adjustments to Reconcile Net  Loss to Net Cash
     Provided by Operating Activities:
       Depreciation                                              1,197,441
       Loss on Impairment of Hotel Property                      2,011,134
       Change In:
         Accounts Receivable                                       (89,917)
         Prepaids and Other Current Assets                         (10,526)
         Accounts Payable                                          (11,648)
         Accrued Taxes                                              47,795
         Accrued Expenses - Other                                   71,098
                                                        ------------------

   Net Adjustments                                               3,215,377
                                                        ------------------

           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                          1,426,110

CASH FLOWS TO FINANCING ACTIVITIES
----------------------------------
     Capital Contributions, Net                                 (1,359,484)
                                                        ------------------
           NET INCREASE IN CASH                                     66,626

           CASH, BEGINNING OF YEAR                                  50,388
                                                        ------------------

           CASH, END OF YEAR                            $          117,014
                                                        ==================

SUPPLEMENTAL DISCLOSURES:
------------------------
   NONCASH FINANCING AND INVESTING ACTIVITIES
   ------------------------------------------

     Investments in hotel properties in the amount of $12,707,329 were financed with capital contributions.

     Deposits in the amount of $1,375,000 were applied toward the purchase of hotel property.



The accompanying notes are an integral part of this financial statement.

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                  NOTES TO THE COMBINED FINANCIAL STATEMENTS
                  ------------------------------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------


NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

The Homewood Suites Acquisition Hotels (the Hotels) consist of the following:

Hotel Location                     Date Opened             # of Suites
--------------                     -----------             -----------
Beaverton, Oregon                  July 1998               123
Chesterfield, Missouri             March 2000              145

The Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, 24 hour on site convenience stores and grocery shopping services.

Economic conditions in the localities in which the individual Hotels are located impact revenues and the ability to collect accounts receivable.

The Hotels were originally owned and managed by Promus Hotels, Inc. Hilton Hotels Corporation merged with Promus Hotels, Inc. in November 1999. No adjustment to the carrying value of the investment in Hotel property has been recorded as a result of this transaction. The Accumulated Deficit has been adjusted to reflect the results of operations from the merger date forward. Net income and losses prior to the merger date have been reclassed to contributed capital.

The accompanying combined financial statements of the Hotels have been presented on a combined basis because the Owner sold the Hotels to an affiliate of Apple Suites, Inc. on June 15, 2001. Apple Suites, Inc., is a real estate investment trust established to acquire equity interests in hotel properties. The statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

The corporate owner pays income taxes on taxable income of the company as a whole and does not allocate income taxes to individual properties. Accordingly, the combined financial statements have been presented on a pretax basis.



(Continued)

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                  NOTES TO THE COMBINED FINANCIAL STATEMENTS
                  ------------------------------------------

                         YEAR ENDED DECEMBER 31, 2000
                         ----------------------------


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

Estimates - The preparation of financial statements in accordance with
---------
accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates.

Property - Major renewals, betterments and improvements are capitalized while
--------
ongoing maintenance and repairs are expensed as incurred. Building costs include interest capitalized during the construction period.

The Beaverton Hotel property is recorded at cost. Statement of Financial Accounting Standards No. 121 requires an entity to review long-lived assets for impairment and to recognize an impairment loss in determining net income whenever facts and circumstances indicate that the carrying value of the assets may not be recoverable. Management believes that the undepreciated historical cost of the Chesterfield Hotel property substantially exceeded the fair market value of the assets. Accordingly, effective December 31, 2000, a $2,011,134 loss on impairment of Hotel property has been reflected in the statement of income and the basis of the hotel property has been decreased by a corresponding amount. The fair market value of the Hotel property has been determined based on the subsequent sales price to the affiliate of Apple Suites, Inc.

Depreciation expense through December 31, 2000 has been recorded on both Hotel properties straight line using the following lives:

         Building and Improvements                        30-35 Years
         Furniture, Fixtures and Equipment                3-10 Years

At December 31, 2000, accumulated depreciation on the Chesterfield property was eliminated and historical cost was adjusted to fair market value. The fair market value of the Chesterfield assets will continue to be depreciated over the remaining portion of the original lives established.

Accounts Receivable - Accounts receivable are recorded net of an allowance for
-------------------
doubtful accounts based on management's historical experience in estimating credit losses. Actual uncollectible balances written off may be more or less than the allowance recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three
----
months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.
-----------

(Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                   ------------------------------------------

                          YEAR ENDED DECEMBER 31, 2000
                          ----------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES, Continued
----------------------------------------

Pre-Opening Expenses - Pre-opening expenses represent operating expenses
--------------------
incurred prior to initial opening of the Chesterfield Hotel in March 2000. In 2000, pre-opening expenses of $322,525 were expensed as incurred.

Inventories - The Hotels maintain supplies of room linens and food and
-----------
beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

During the year ended December 31, 2000, the following owner related fees were expensed.

Fee Type                     Basis for Determination           Total  Expense
--------                     -----------------------           --------------
Accounting Fees              $1,000 per hotel per month        $      21,500
Corporate Advertising,
 Training and Reservations   4% of Net Suite Revenue           $     198,814
Franchise Fees               4% of Net Suite Revenue           $     198,814
Management Fees              3% of Total Revenue               $     161,583

The acquisition cost of the properties and related furnishings and equipment was financed by the Owner. The Owner allocated interest to each property on monies advanced to fund the construction costs. The interest costs have been capitalized and depreciated in accordance with the Hotels' normal depreciation policy. Interest capitalized and included in the cost basis of the Hotels totaled $643,291 in 2000.

Each Hotel maintains a depository bank account into which customer revenues have been deposited. The bulk of each Hotel's operating expenditures are paid through the Owner's corporate accounts. Funds are transferred from the Hotel's depository bank accounts to the Owner periodically. The transfers to the Owner and expenditures made on behalf of the Hotels by the Owner are accounted for through various intercompany accounts. No interest has been charged on these intercompany advances from ongoing operations. There is no intention to repay any advances to or from the Owner. Accordingly, the net amounts have been included in shareholders' equity with 2000 intercompany/intracompany transfers being reflected as net capital contributions.

                      [LETTERHEAD OF L.P. MARTIN & COMPANY]

                  Independent Accountants' Compilation Report
                  -------------------------------------------



Apple Suites, Inc.
Richmond, Virginia

     We have compiled the accompanying combined balance sheet of the Homewood Suites Acquisition Hotels (described in Note 1) as of May 31, 2001, and the related combined statements of income, shareholders' equity and cash flows for the period January 1, 2001 through May 31, 2001, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the financial statements and are not intended to be a complete presentation of the Homewood Suites Acquisition Hotels.

     A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

                                                  /s/ L.P. Martin & Co, P.C.


July 17, 2001

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

                       COMBINED BALANCE SHEET (UNAUDITED)
                       ----------------------------------

                                  MAY 31, 2000
                                  ------------

                                     ASSETS
                                     ======

                (See Independent Accountants' Compilation Report)


CURRENT ASSETS
--------------
   Cash                                                         $       111,557
   Accounts Receivable, Net                                             248,455
                                                                ---------------


           TOTAL CURRENT ASSETS                                         360,012
                                                                ---------------

INVESTMENT IN HOTEL PROPERTIES
------------------------------
   Land and Improvements                                              3,334,342
   Buildings and Improvements                                        16,769,931
   Furniture, Fixtures and Equipment                                  2,984,469
                                                                ---------------

           TOTAL                                                     23,088,742
   Less:  Accumulated Depreciation                                   (1,854,010)
                                                                ---------------

           NET INVESTMENT IN HOTEL PROPERTIES                        21,234,732
                                                                ---------------

           TOTAL ASSETS                                         $    21,594,744
                                                                ===============
















The accompanying notes are an integral part of this financial statement.

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------



CURRENT LIABILITIES
-------------------
   Accounts Payable                                            $           547
   Accrued Taxes                                                       239,046
   Accrued Expenses - Other                                             94,274
                                                               ---------------

           TOTAL CURRENT LIABILITIES                                   333,867
                                                               ---------------



SHAREHOLDERS' EQUITY
--------------------
   Contributed Capital                                              22,539,228
   Accumulated Deficit                                              (1,278,351)
                                                               ---------------

           TOTAL SHAREHOLDERS' EQUITY                               21,260,877
                                                               ---------------


           TOTAL LIABILITIES AND SHAREHOLDERS'
              EQUITY                                           $    21,594,744
                                                               ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

             COMBINED STATEMENT OF SHAREHOLDERS' EQUITY (UNAUDITED)
             ------------------------------------------------------

               FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
               ---------------------------------------------------

                (See Independent Accountants' Compilation Report)

                                                                                    Total
                                     Contributed           Accumulated           Shareholders'
                                       Capital               Deficit                Equity
                                   ---------------       ---------------       ---------------
Balances, January 1, 2001          $    23,458,911       $    (1,681,358)      $    21,777,553

Net Income                                       -               403,007               403,007

Capital Distributions, Net                (919,683)                    -              (919,683)
                                   ---------------       ---------------       ---------------

Balances, May 31, 2001             $    22,539,228       $    (1,278,351)      $    21,260,877
                                   ===============       ===============       ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

                    COMBINED STATEMENT OF INCOME (UNAUDITED)
                    ----------------------------------------

               FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
               ---------------------------------------------------

                (See Independent Accountants' Compilation Report)


GROSS OPERATING REVENUE
-----------------------
 Suite Revenue                                            $     2,286,842
 Other Customer Revenue                                           125,264
                                                          ---------------

           TOTAL REVENUE                                        2,412,106
                                                          ---------------

EXPENSES
--------
   Property and Operating                                       1,024,795
   General and Administrative                                      27,706
   Advertising and Promotion                                      121,254
   Utilities                                                       89,107
   Real Estate and Personal Property Taxes,
     and Property Insurance                                       170,771
   Depreciation                                                   408,034
   Franchise and Management Fees                                  167,432
                                                          ---------------

           TOTAL EXPENSES                                       2,009,099
                                                          ---------------

           NET INCOME                                     $       403,007
                                                          ===============

The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

                  COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)
                  --------------------------------------------

               FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
               ---------------------------------------------------

                (See Independent Accountants' Compilation Report)


CASH FLOWS FROM (TO) OPERATING ACTIVITIES
-----------------------------------------
   Net Income                                               $       403,007
                                                            ---------------
   Adjustments to Reconcile Net Income to Net Cash
     Provided by Operating Activities:
       Depreciation                                                 408,034
       Change In:
         Accounts Receivable                                        (78,131)
         Prepaids and Other Current Assets                           24,526
         Accounts Payable                                            (7,521)
         Accrued Taxes                                              174,000
         Accrued Expenses - Other                                    (9,689)
                                                            ---------------

   Net Adjustments                                                  511,219
                                                            ---------------

           NET CASH FLOWS FROM OPERATING
             ACTIVITIES                                             914,226

CASH FLOWS TO FINANCING ACTIVITIES
----------------------------------
     Net Equity Distributions                                      (919,683)
                                                            ---------------
           NET DECREASE IN CASH                                      (5,457)

           CASH, JANUARY 1, 2001                                    117,014
                                                            ---------------

           CASH, MAY 31, 2001                               $       111,557
                                                            ===============













The accompanying notes are an integral part of this financial statement.

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

            NOTES TO THE COMBINED FINANCIAL STATEMENTS (UNAUDITED)
            ------------------------------------------------------

               FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
               ---------------------------------------------------

                (See Independent Accountants' Compilation Report)

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

The Homewood Suites Acquisition Hotels (the Hotels) consist of the following:

Hotel Location                     Date Opened             # of Suites
--------------                     -----------             -----------
Beaverton, Oregon                  July 1998               123
Chesterfield, Missouri             March 2000              145

The Hotels specialize in providing extended stay lodging to business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Services offered, which are particularly attractive to the extended stay traveler, include laundry services, 24 hour on site convenience stores and grocery shopping services.

Economic conditions in the localities in which the individual Hotels are located impact revenues and the ability to collect accounts receivable.

The Hotels were originally owned and managed by Promus Hotels, Inc. Hilton Hotels Corporation merged with Promus Hotels, Inc. in November 1999. No adjustment to the carrying value of the investment in Hotel property has been recorded as a result of this transaction. The Accumulated Deficit has been adjusted to reflect the results of operations from the merger date forward. Net income and losses prior to the merger date have been reclassed to contributed capital.

The accompanying combined financial statements of the Hotels have been presented on a combined basis because the Owner sold the Hotels to an affiliate of Apple Suites, Inc. on June 15, 2001. Apple Suites, Inc., is a real estate investment trust established to acquire equity interests in hotel properties. The statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for inclusion in a filing by Apple Suites, Inc.

The corporate owner pays income taxes on taxable income of the company as a whole and does not allocate income taxes to individual properties. Accordingly, the combined financial statements have been presented on a pretax basis.


 (Continued)

                       HOMEWOOD SUITES ACQUISITION HOTELS
                       ----------------------------------

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                   ------------------------------------------

               FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
               ---------------------------------------------------

                (See Independent Accountants' Compilation Report)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

Estimates - The preparation of financial statements in accordance with
---------
accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures related thereto. Actual results could differ from those estimates.

Property - Major renewals, betterments and improvements are capitalized while
--------
ongoing maintenance and repairs are expensed as incurred. Building costs include interest capitalized during the construction period.

The Beaverton Hotel property is recorded at cost. Statement of Financial Accounting Standards No.121 requires an entity to review long-lived assets for impairment and to recognize an impairment loss in determining net income whenever facts and circumstances indicate that the carrying value of the assets may not be recoverable. Management believes that the undepreciated historical cost of the Chesterfield Hotel property substantially exceeded the fair market value of the assets. Accordingly, effective December 31, 2000, management wrote down the basis of the Chesterfield Hotel property assets to fair market value. The fair market value of the Hotel property has been determined based on the subsequent sales price to the affiliate of Apple Suites, Inc.

Depreciation expense through April 30, 2001 has been recorded on both Hotel properties straight- line using the following lives:

         Building and Improvements                        30-35 Years
         Furniture, Fixtures and Equipment                3-10 Years

In May 2001, the finance committee approved the sale of the Hotel properties. In accordance with SFAS 121, the Owner discontinued recording depreciation at this time.

Accounts Receivable - Accounts receivable are recorded net of an allowance for
-------------------
doubtful accounts based on management's historical experience in estimating credit losses. Actual uncollectible balances written off may be more or less than the allowance recorded.

Cash - Cash includes all highly liquid investments with a maturity date of three
----
months or less when purchased.

Advertising - Advertising costs are expensed in the period incurred.
-----------

(Continued)

                      HOMEWOOD SUITES ACQUISITION HOTELS
                      ----------------------------------

                  NOTES TO THE COMBINED FINANCIAL STATEMENTS
                  ------------------------------------------

              FOR THE PERIOD JANUARY 1, 2001 THROUGH MAY 31, 2001
              ---------------------------------------------------

               (See Independent Accountants' Compilation Report)

Inventories - The Hotels maintain supplies of room linens and food and
-----------
beverages. However, due to the ongoing routine replacement of these items and the difficulty in establishing market values, management has chosen to expense these items at point of purchase.

NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

During the period January 1, 2001 through May 31, 2001, the following owner related fees were expensed.

Fee Type                       Basis for Determination          Total Expense
--------                       -----------------------          --------------
Accounting Fees                $1,000 per hotel per month       $  10,000
Corporate Advertising,
 Training and Reservations     4% of Net Suite Revenue          $  93,270
Franchise Fees                 4% of Net Suite Revenue          $  93,270
Management Fees                3% of Total Revenue              $  74,162

The acquisition cost of the properties and related furnishings and equipment was financed by the Owner. The Owner allocated interest to each property on monies advanced to fund the construction costs. The interest costs have been capitalized and depreciated in accordance with the Hotels' normal depreciation policy.

Each Hotel maintains a depository bank account into which customer revenues have been deposited. The bulk of each Hotel's operating expenditures are paid through the Owner's corporate accounts. Funds are transferred from the Hotel's depository bank accounts to the Owner periodically. The transfers to the Owner and expenditures made on behalf of the Hotels by the Owner are accounted for through various intercompany accounts. No interest has been charged on these intercompany advances from ongoing operations. There is no intention to repay any advances to or from the Owner. Accordingly, the net amounts have been included in shareholders' equity with 2000 intercompany/intracompany transfers being reflected as net capital distributions.

                               Apple Suites, Inc.
           Pro Forma Condensed Consolidated Statements of Operations
  For the year ended December 31, 2000 and the six months ended June 30, 2001
                                  (unaudited)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple Suites, Inc. (the "Company") are presented as if the Company acquired Apple Suites Management, Inc. and certain Homewood Suites (R) by Hilton
(R) hotels (in Malvern, Boulder, Buckhead, Portland and St. Louis) at the beginning of the periods presented for the respective periods prior to acquisition by the Company and all of the hotels had been leased to Apple Suites Management, Inc. or its subsidiary (the "Lessee") pursuant to master hotel lease agreements. Contractual arrangements for management of the hotels are materially consistent with historical arrangements. The Malvern and Boulder hotels were purchased on May 8, 2000 and June 30, 2000, respectively, for a total of $30.4 million. The Buckhead hotel was purchased on April 26, 2001 for $12.8 million. The Portland and St. Louis hotels were purchased on June 15, 2001 for a total of $22 million. (The Portland and St. Louis hotels are also known as the Beaverton and Chesterfield hotels, respectively). The Company acquired the Lessee on January 1, 2001 for $900,000 cash and assumption of net liabilities of approximately $513,520. The Lessee is now a wholly owned subsidiary of the Company and and subject to federal and state income taxes. The pro forma statements also assume that the proceeds from the refinancings discussed above (which paid off the notes executed in 1999) and the additional $10.7 million loan refinancing had occurred at the beginning of the periods presented for the respective periods prior to acquisition by the Company.

Such pro forma information is based in part upon the Consolidated Statements of Operations of the Company, the historical Statements of Operations of the Lessee and the historical Statements of Operations of the acquired hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The St. Louis hotel opened in March 2000 and pro forma results only reflect operations from its opening date.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the periods presented are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for future periods. The lease agreements between the Company and the Lessee were based on economic conditions existing at the time of acquisition. Applicaton of these agreements to periods prior to the acquisition may not be meaningful. Year 2000 results of operations for St. Louis are not indicative of future results as the hotel opened in March 2000 and was in lease-up.

For the year ended December 31, 2000 (unaudited)

                                                                       Company                                         Historical
                                                                     Historical       Historical        Historical     Portland &
                                                       Historical   Statement of   Malvern & Boulder     Buckhead       St Louis
                                                      Statement of   Operations      Statement of      Statement of   Statement of
                                                       Operations    Suites Mgmt      Operations        Operations     Operations
                                                    -------------------------------------------------------------------------------
Revenue:
   Suite revenue                                               --   $ 35,260,255   $  3,376,883        $  3,053,234   $  4,970,354
   Lease revenue                                     $ 15,807,258             --             --                  --             --
   Other income                                                --      1,942,290        170,775              92,704        415,745
   Interest income and other revenue                      395,671         23,288             --                  --             --

                                                     ------------------------------------------------------------------------------
Total revenue                                          16,202,929     37,225,833      3,547,658           3,145,938      5,386,099
Expenses:
   Operating expenses                                          --     10,956,373      1,161,002           1,107,095      2,336,736
   Hotel administrative expenses                               --      3,116,571         61,026              65,871        119,867
   Advertising and promotion                                   --      3,287,187        151,765             142,114        301,270
   Utilities                                                   --      1,465,163        119,829             103,308        194,202
   Franchise fees                                              --      1,406,639        135,075             130,183        198,814
   Management fees                                             --      1,390,268        106,431             126,522        161,583
   Rent expense-Apple Suites, Inc.                             --     15,807,258             --                  --             --
   Taxes, insurance and other                           2,018,747             --        217,406             146,659        331,794
   General and administrative                           1,048,212             --             --                  --             --
   Depreciation of real estate owned                    2,990,381             --             --             282,101      1,197,441

   Interest                                             6,611,716        125,460             --             688,562             --





   Pre-opening expenses                                        --             --             --                  --        322,525
   Loss on impairment of hotel property                        --             --             --                  --      2,011,134
   Grounds lease                                           64,786             --         35,214                  --             --
                                                     ------------------------------------------------------------------------------

Total expenses                                         12,733,842     37,554,919      1,987,747           2,792,415      7,175,366

Income tax expense                                             --             --             --                  --             --
                                                     ------------------------------------------------------------------------------

Net income                                           $  3,469,087   $   (329,086)  $  1,559,911        $    353,523   $ (1,789,267)
                                                     ==============================================================================

Earnings per common share:
   Basic and Diluted                                 $       0.66
                                                     ============

Basic weighted average common shares outstanding        5,274,633
                                                     ============

Diluted weighted average common shares outstanding      5,276,833
                                                     ============

                                                          Pro Forma             Total
                                                         Adjustments           Pro Forma
                                                     -------------------------------------
Revenue:
   Suite revenue                                                   --        $  46,660,726
   Lease revenue                                        $ (15,807,258) (A)              --
   Other income                                                    --            2,621,514
   Interest income and other revenue                         (125,460) (A)         293,499
                                                    --------------------------------------
Total revenue
                                                          (15,932,718)          49,575,739
Expenses:
   Operating expenses                                              --           15,561,206
   Hotel administrative expenses                                   --            3,363,335
   Advertising and promotion                                       --            3,882,336
   Utilities                                                       --            1,882,502
   Franchise fees                                                  --            1,870,711
   Management fees                                                 --            1,784,804
   Rent expense-Apple Suites, Inc.                        (15,807,258) (A)              --
   Taxes, insurance and other                                      --            2,714,606
   General and administrative                                 177,921  (B)       1,226,133
   Depreciation of real estate owned                       (1,479,542) (L)
                                                              889,918  (D)       3,880,299
   Interest                                                 1,589,503  (E)
                                                             (125,460) (A)
                                                           (6,611,716) (F)
                                                            5,656,838  (G)
                                                             (688,562) (C)
                                                              214,982  (H)       7,461,323
   Pre-opening expenses                                      (322,525) (N)              --
   Loss on impairment of hotel property                    (2,011,134) (M)              --
   Grounds lease                                                                   100,000
                                                    --------------------------------------

Total expenses                                            (18,517,035)          43,727,254

Income tax expense                                                 --  (J)              --
                                                    --------------------------------------

Net income                                              $   2,584,317        $   5,848,485
                                                    ======================================

Earnings per common share:
   Basic and Diluted                                                         $        0.61
                                                                             =============

Basic weighted average common shares outstanding            4,240,726  (I)       9,515,359
                                                                             =============

Diluted weighted average common shares outstanding          4,240,726  (I)       9,517,559
                                                                             =============

                               Apple Suites, Inc.
     Pro Forma Condensed Consolidated Statements of Operations (continued)



For the six months ended June 30, 2001 (unaudited)

                                                                    Historical        Historical
                                                                     Homewood          Homewood
                                                     Company          Suites            Suites
                                                   Historical      Statement of      Statement of
                                                  Statement of      Operations        Operations          Pro Forma        Total
                                                   Operations        Buckhead     St Louis & Portland    Adjustments     Pro Forma
                                           -----------------------------------------------------------------------------------------

Revenue:
   Suite revenue                                  $ 20,919,569   $ 1,455,926         $  2,744,210              --       $ 25,119,705
   Other revenue                                     1,019,711        56,596              150,317              --          1,226,624
   Interest income                                     308,440            --                   --              --            308,440
                                                  ----------------------------------------------------------------------------------
Total revenue                                       22,247,720     1,512,522            2,894,527              --         26,654,768

Expenses:
   Operating expenses                                6,255,114       556,894            1,229,754              --          8,041,762
   Hotel administrative expenses                     1,653,452        31,230               33,247              --          1,717,929
   Advertising and promotion                         1,946,376        31,100              145,505              --          2,122,981
   Utilities                                           843,675        50,894              106,928              --          1,001,497
   Franchise fees                                      832,683        62,186              111,924              --          1,006,793
   Management fees                                     823,556        60,808               88,994              --            973,358
   Rent expense-Apple Suites, Inc.                          --            --                   --              --                 --
   Taxes, insurance and other                          885,774        75,760              204,925              --          1,166,459
   General and administrative                          507,507            --                   --          14,228  (B)       521,735
   Depreciation of real estate owned                 2,146,695        96,338              489,641        (585,979) (L)
                                                                                                          273,821  (D)     2,420,516
   Interest                                          2,419,026       282,602                   --        (282,602) (C)
                                                                                                          642,813  (E)
                                                                                                          366,666  (G)     3,428,505
   Grounds lease                                        50,000            --                   --              --             50,000
   Management termination fees                       1,413,520            --                   --      (1,413,520) (K)            --
                                                  ----------------------------------------------------------------------------------

Total expenses                                      19,777,378     1,247,812            2,410,918        (984,573)        22,451,535

Income tax expense                                          --            --                   --              --  (J)            --
                                                  ----------------------------------------------------------------------------------

Net income                                        $  2,470,342   $   264,710         $    483,609         984,572       $  4,203,234
                                                  ==================================================================================

Earnings per common share:
   Basic and Diluted                              $       0.23                                                          $       0.33
                                                  ==============                                                        ============
Basic weighted average common shares outstanding    10,861,590                                          1,731,104  (I)  $ 12,592,694
                                                  ==============                                                        ============
Diluted weighted average common shares
 outstanding                                        10,863,790                                          1,731,104  (I)  $ 12,594,894
                                                  ==============                                                        ============

Notes to Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

(A) Represents the elimination of the Company's income and the Lessee's expenses as a result of the Company's acquisition of the Lessee.
(B) Represents the advisory fee of 0.25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company for the periods presented.
(C) Represents the elimination of the interest expense recorded by the prior owner since the related debt was not assumed.
(D) Represents the depreciation on the hotels acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the of the depreciable assets was 39 years.
(E) Represents the interest expense for the hotel acquisitions for the period in which the hotels were not owned, interest was computed using the interest rates of 8.5% on mortgage debt that incurred at acquisition.
(F) Represents the elimination of the historical interest expense which was replaced with the refinancings discussed in note G.
(G) Represents the interest expense on the Company's long-term refinancings of $50 million at an interest rate of 9% and $10.7 million at an interest rate of 8.15% and a portion of the $10 million short-term financing ($6,569,500) at an interest rate of one month LIBOR plus 200 basis points (8.67%) for the term of the financing (6 months) for the periods presented.
(H) Represents amortization of deferred financing costs of $1.4 million associated with the debt incurred in note G.
(I) Represents additional common shares assuming the properties and the Lessee were acquired at the beginning of the periods presented with the net proceeds from the "best efforts" offering of $10 per share (net $8.95 per share) for the remainder, and an increase in common shares as a result of paydown of debt associated with the refinancing.
(J) No income tax benefit was assumed as the lessee had a pro forma for loss for the periods presented. No income tax effect was assumed for the six months ended June 30, 2001 in which the lessee had a pro forma loss.
(K) Management termination fees have been eliminated in 2001, since they are directly attributable to the acquisition of the lessee and will not have an on-going impact.
(L) Represents the elimination of depreciation expense recorded by the prior owner.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Apple Suites, Inc.

                                        By:   /s/ Glade M. Knight
                                            ------------------------
                                                  Glade M. Knight, President

                                        September 4, 2001